Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2019

•	Diluted EPS of $0.70 ($0.65 as adjusted)

•	Operating margin of 38.2% (38.8% as adjusted)

•	AUM of $70.8 billion; average AUM of $68.6 billion

•	Net inflows of $1.1 billion

NEW YORK, NY, October 16, 2019—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended September 30, 2019.

Financial Highlights
(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
U.S. GAAP
Revenue	$104,965	$101,792	$98,331
Expenses	$64,832	$63,688	$59,108
Operating income (loss)	$40,133	$38,104	$39,223
Non-operating income (loss)	$6,617	$4,536	$1,047
Net income attributable to common stockholders	$34,017	$31,333	$30,790
Diluted earnings per share	$0.70	$0.65	$0.65
Operating margin	38.2%	37.4%	39.9%

As Adjusted (1)
Net income attributable to common stockholders	$31,257	$29,682	$30,272
Diluted earnings per share	$0.65	$0.62	$0.64
Operating margin	38.8%	38.2%	40.2%
_________________________ (1) The “As Adjusted” amounts represent non-GAAP financial measures. Refer to pages 18-19 for reconciliations to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP. Prior period revenue from model-based portfolios was reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.
Revenue
Revenue for the third quarter of 2019 was $105.0 million, an increase of 3.1% from $101.8 million for the second quarter of 2019. The change was primarily due to:

•
An increase in investment advisory and administration fees of $2.9 million attributable to higher average assets under management. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:

◦	Institutional account revenue increased $100,000 to $27.5 million;

◦	Open-end fund revenue increased $2.1 million to $48.5 million; and

◦	Closed-end fund revenue increased $711,000 to $20.7 million.
Expenses
Expenses for the third quarter of 2019 were $64.8 million, an increase of 1.8% from $63.7 million for the second quarter of 2019. The change was primarily due to:

•	An increase in employee compensation and benefits of $1.0 million, primarily due to higher incentive compensation; and

•
A decrease in distribution and service fee expense of $46,000, primarily due to the impact of redemptions from a higher cost intermediary which offset the increase attributable to higher average assets under management in U.S. open-end funds.

Operating Margin
Operating margin was 38.2% for the third quarter of 2019, compared with 37.4% for the second quarter of 2019.

Non-operating Income (Loss)
(in thousands)	Three Months Ended
	September 30, 2019				June 30, 2019
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$691		$1,022	$1,713	$1,013		$907	$1,920
Gain (loss) from investments—net	4,472		—	4,472	1,874		—	1,874
Foreign currency gains (losses)—net	(945)		1,377	432	505		237	742
Total non-operating income (loss)	$4,218	(1)	$2,399	$6,617	$3,392	(1)	$1,144	$4,536
_________________________

(1) Amounts included income of $2.4 million and $1.3 million attributable to third-party interests for the three months ended September 30, 2019 and June 30, 2019, respectively.

Non-operating income for the third quarter of 2019 was $6.6 million, compared with $4.5 million for the second quarter of 2019. For the third quarter of 2019, the Company’s share of non-operating income from seed investments was $1.8 million, approximating a return of 2.7%. For the second quarter of 2019, the Company’s share of non-operating income from seed investments was $2.1 million, approximating a return of 3.0%.

Income Taxes
The effective tax rate for the third quarter of 2019 was 23.3%, compared with 24.2% for the second quarter of 2019. The effective tax rate for both the second and third quarters of 2019 differed from the U.S. federal statutory rate of 21% primarily due to state, local and foreign taxes.
As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below. Refer to pages 18-19 for reconciliations to the most directly comparable U.S. GAAP financial measures.
Revenue
Revenue, as adjusted, for the third quarter of 2019 was $104.9 million, compared with $101.8 million for the second quarter of 2019.
Revenue, as adjusted, excluded the impact of consolidation of certain of the Company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the third quarter of 2019 were $64.1 million, compared with $62.9 million for the second quarter of 2019.
Expenses, as adjusted, excluded the following for both periods:

•	The impact of consolidation of certain of the Company's seed investments; and

•	Amounts related to the accelerated vesting of certain restricted stock units.
Operating Margin
Operating margin, as adjusted, for the third quarter of 2019 was 38.8%, compared with 38.2% for the second quarter of 2019.
Non-operating Income
Non-operating income, as adjusted, for the third quarter of 2019 was $1.1 million, compared with $877,000 for the second quarter of 2019.
Non-operating income, as adjusted, excluded the following for both periods:

•	Results from the Company's seed investments; and

•	Net foreign currency exchange gains associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, was 25.3% for both the second and third quarters of 2019.
The effective tax rate, as adjusted, excluded the tax effects associated with the non-GAAP adjustments as well as certain discrete items for both periods.

Assets Under Management
(in millions)	As of
By Investment Vehicle	September 30, 2019	June 30, 2019 (1)	% Change
Institutional accounts	$31,533	$29,602	6.5%
Open-end funds	29,598	27,563	7.4%
Closed-end funds	9,707	9,436	2.9%
Total	$70,838	$66,601	6.4%

By Investment Strategy
U.S. real estate	$30,964	$28,841	7.4%
Preferred securities	16,749	15,735	6.4%
Global/international real estate	13,141	12,196	7.7%
Global listed infrastructure	7,774	7,544	3.0%
Other	2,210	2,285	(3.3%)
Total	$70,838	$66,601	6.4%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.
Assets under management at September 30, 2019 were $70.8 billion, an increase of 6.4% from $66.6 billion at June 30, 2019. The increase was driven by net inflows of $1.1 billion and market appreciation of $3.8 billion, partially offset by distributions of $644 million.
Institutional Accounts
Assets under management in institutional accounts at September 30, 2019 were $31.5 billion, an increase of 6.5% from $29.6 billion at June 30, 2019. The change was primarily due to the following:

•	Advisory:

◦	Net inflows of $441 million, including $292 million into global/international real estate, $70 million into U.S. real estate and $54 million into global listed infrastructure; and

◦
Market appreciation of $703 million, including $273 million from U.S. real estate, $268 million from global/international real estate, $89 million from preferred securities and $67 million from global listed infrastructure.

•	Japan subadvisory:

◦	Net inflows of $9 million;

◦	Market appreciation of $754 million, including $644 million from U.S. real estate and $97 million from global/international real estate; and

◦	Distributions of $304 million, including $287 million from U.S. real estate.

•	Subadvisory excluding Japan:

◦
Net inflows of $62 million, including $42 million into global/international real estate and $42 million into global listed infrastructure, partially offset by net outflows of $18 million from U.S. real estate; and

◦	Market appreciation of $266 million, including $177 million from global/international real estate and $78 million from U.S. real estate.

Open-end Funds
Assets under management in open-end funds at September 30, 2019 were $29.6 billion, an increase of 7.4% from $27.6 billion at June 30, 2019. The change was primarily due to the following:

•
Net inflows of $616 million, including $679 million into preferred securities, partially offset by net outflows of $88 million from large cap value (which is included in "Other" in the table on page 15);

•	Market appreciation of $1.6 billion, including $1.2 billion from U.S. real estate and $332 million from preferred securities; and

•	Distributions of $213 million, including $123 million from preferred securities and $85 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at September 30, 2019 were $9.7 billion, an increase of 2.9% from $9.4 billion at June 30, 2019. The increase was the result of market appreciation of $396 million, partially offset by distributions of $127 million.

Investment Performance at September 30, 2019
_________________________

(1)
Past performance is no guarantee of future results. Outperformance is determined by annualized investment performance of all accounts in each investment strategy measured gross of fees and net of withholding taxes in comparison to the performance of each account's reference benchmark measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

(2)
© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period as of September 30, 2019. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2019, cash, cash equivalents, U.S. Treasury securities and seed investments were $246 million. As of September 30, 2019, stockholders' equity was $279 million and the Company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 17, 2019 at 10:00 a.m. (ET) to discuss the Company's third quarter results. Investors and analysts can access the live conference call by dialing 800-754-1336 (U.S.) or +1-212-231-2906 (international); passcode: 21931452. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 17, 2019 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21931452. Internet access to the webcast, which includes audio (listen-only), will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Revenue (1)
Investment advisory and administration fees	$96,763	$93,854	$90,352
Distribution and service fees	7,681	7,418	7,451
Other	521	520	528
Total revenue	104,965	101,792	98,331	3.1%	6.7%
Expenses
Employee compensation and benefits	37,877	36,846	33,126
Distribution and service fees	14,142	14,188	13,210
General and administrative	11,713	11,539	11,634
Depreciation and amortization	1,100	1,115	1,138
Total expenses	64,832	63,688	59,108	1.8%	9.7%
Operating income (loss)	40,133	38,104	39,223	5.3%	2.3%
Non-operating income (loss)
Interest and dividend income—net	1,713	1,920	2,747
Gain (loss) from investments—net	4,472	1,874	413
Foreign currency gains (losses)—net	432	742	(2,113)
Total non-operating income (loss)	6,617	4,536	1,047	45.9%	*
Income before provision for income taxes	46,750	42,640	40,270	9.6%	16.1%
Provision for income taxes	10,352	9,991	10,539
Net income	36,398	32,649	29,731	11.5%	22.4%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(2,381)	(1,316)	1,059
Net income attributable to common stockholders	$34,017	$31,333	$30,790	8.6%	10.5%

Earnings per share attributable to common stockholders
Basic	$0.72	$0.66	$0.66	8.5%	9.3%
Diluted	$0.70	$0.65	$0.65	8.0%	8.5%

Dividends declared per share	$0.36	$0.36	$0.33	—%	9.1%

Weighted average shares outstanding
Basic	47,316	47,304	46,830
Diluted	48,412	48,175	47,524
_________________________

*     Not meaningful.
(1)    Prior period amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2019	September 30, 2018	% Change
Revenue (1)
Investment advisory and administration fees	$277,421	$263,452
Distribution and service fees	22,072	22,108
Other	1,490	1,645
Total revenue	300,983	287,205	4.8%
Expenses
Employee compensation and benefits	108,438	96,788
Distribution and service fees	40,866	38,492
General and administrative	34,690	35,791
Depreciation and amortization	3,317	3,405
Total expenses	187,311	174,476	7.4%
Operating income (loss)	113,672	112,729	0.8%
Non-operating income (loss)
Interest and dividend income—net	5,174	7,434
Gain (loss) from investments—net	20,210	(4,692)
Foreign currency gains (losses)—net	679	(2,672)
Total non-operating income (loss)	26,063	70	*
Income before provision for income taxes	139,735	112,799	23.9%
Provision for income taxes	30,711	28,575
Net income	109,024	84,224	29.4%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(11,131)	4,111
Net income attributable to common stockholders	$97,893	$88,335	10.8%

Earnings per share attributable to common stockholders
Basic	$2.07	$1.89	9.7%
Diluted	$2.03	$1.87	9.0%

Dividends declared per share	$1.08	$0.99	9.1%

Weighted average shares outstanding
Basic	47,256	46,778
Diluted	48,118	47,327
_________________________

*     Not meaningful.
(1)    Prior period amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended (1)			% Change From
	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Institutional Accounts
Assets under management, beginning of period	$29,602	$30,431	$29,850
Inflows	1,158	953	383
Outflows	(646)	(2,174)	(884)
Net inflows (outflows)	512	(1,221)	(501)
Market appreciation (depreciation)	1,723	725	350
Distributions	(304)	(333)	(433)
Total increase (decrease)	1,931	(829)	(584)
Assets under management, end of period	$31,533	$29,602	$29,266	6.5%	7.7%
Percentage of total assets under management	44.5%	44.4%	46.2%
Average assets under management	$30,515	$30,246	$29,538	0.9%	3.3%

Open-end Funds
Assets under management, beginning of period	$27,563	$26,407	$24,559
Inflows	2,794	3,002	2,000
Outflows	(2,178)	(1,839)	(1,575)
Net inflows (outflows)	616	1,163	425
Market appreciation (depreciation)	1,632	803	277
Distributions	(213)	(810)	(241)
Total increase (decrease)	2,035	1,156	461
Assets under management, end of period	$29,598	$27,563	$25,020	7.4%	18.3%
Percentage of total assets under management	41.8%	41.4%	39.5%
Average assets under management	$28,548	$27,056	$24,991	5.5%	14.2%

Closed-end Funds
Assets under management, beginning of period	$9,436	$9,290	$9,061
Inflows	2	—	—
Outflows	—	—	—
Net inflows (outflows)	2	—	—
Market appreciation (depreciation)	396	273	151
Distributions	(127)	(127)	(128)
Total increase (decrease)	271	146	23
Assets under management, end of period	$9,707	$9,436	$9,084	2.9%	6.9%
Percentage of total assets under management	13.7%	14.2%	14.3%
Average assets under management	$9,580	$9,338	$9,177	2.6%	4.4%

Total
Assets under management, beginning of period	$66,601	$66,128	$63,470
Inflows	3,954	3,955	2,383
Outflows	(2,824)	(4,013)	(2,459)
Net inflows (outflows)	1,130	(58)	(76)
Market appreciation (depreciation)	3,751	1,801	778
Distributions	(644)	(1,270)	(802)
Total increase (decrease)	4,237	473	(100)
Assets under management, end of period	$70,838	$66,601	$63,370	6.4%	11.8%
Average assets under management	$68,643	$66,640	$63,706	3.0%	7.7%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended (1)
	September 30, 2019	September 30, 2018	% Change
Institutional Accounts
Assets under management, beginning of period	$27,148	$30,896
Inflows	2,962	1,878
Outflows	(4,007)	(2,433)
Net inflows (outflows)	(1,045)	(555)
Market appreciation (depreciation)	6,423	492
Distributions	(998)	(1,599)
Transfers	5	32
Total increase (decrease)	4,385	(1,630)
Assets under management, end of period	$31,533	$29,266	7.7%
Percentage of total assets under management	44.5%	46.2%
Average assets under management	$29,975	$29,211	2.6%

Open-end Funds
Assets under management, beginning of period	$22,295	$25,188
Inflows	8,896	6,654
Outflows	(5,707)	(6,102)
Net inflows (outflows)	3,189	552
Market appreciation (depreciation)	5,349	72
Distributions	(1,230)	(760)
Transfers	(5)	(32)
Total increase (decrease)	7,303	(168)
Assets under management, end of period	$29,598	$25,020	18.3%
Percentage of total assets under management	41.8%	39.5%
Average assets under management	$26,767	$24,379	9.8%

Closed-end Funds
Assets under management, beginning of period	$8,410	$9,406
Inflows	2	12
Outflows	—	—
Net inflows (outflows)	2	12
Market appreciation (depreciation)	1,676	50
Distributions	(381)	(384)
Total increase (decrease)	1,297	(322)
Assets under management, end of period	$9,707	$9,084	6.9%
Percentage of total assets under management	13.7%	14.3%
Average assets under management	$9,301	$9,078	2.5%

Total
Assets under management, beginning of period	$57,853	$65,490
Inflows	11,860	8,544
Outflows	(9,714)	(8,535)
Net inflows (outflows)	2,146	9
Market appreciation (depreciation)	13,448	614
Distributions	(2,609)	(2,743)
Total increase (decrease)	12,985	(2,120)
Assets under management, end of period	$70,838	$63,370	11.8%
Average assets under management	$66,043	$62,668	5.4%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended (1)			% Change From
	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Advisory
Assets under management, beginning of period	$14,099	$13,690	$12,149
Inflows	567	725	303
Outflows	(126)	(660)	(155)
Net inflows (outflows)	441	65	148
Market appreciation (depreciation)	703	344	130
Total increase (decrease)	1,144	409	278
Assets under management, end of period	$15,243	$14,099	$12,427	8.1%	22.7%
Percentage of institutional assets under management	48.3%	47.6%	42.5%
Average assets under management	$14,666	$13,866	$12,303	5.8%	19.2%

Japan Subadvisory
Assets under management, beginning of period	$9,846	$10,160	$11,074
Inflows	289	72	35
Outflows	(280)	(296)	(349)
Net inflows (outflows)	9	(224)	(314)
Market appreciation (depreciation)	754	243	145
Distributions	(304)	(333)	(433)
Total increase (decrease)	459	(314)	(602)
Assets under management, end of period	$10,305	$9,846	$10,472	4.7%	(1.6%)
Percentage of institutional assets under management	32.7%	33.3%	35.8%
Average assets under management	$10,009	$9,888	$10,659	1.2%	(6.1%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,657	$6,581	$6,627
Inflows	302	156	45
Outflows	(240)	(1,218)	(380)
Net inflows (outflows)	62	(1,062)	(335)
Market appreciation (depreciation)	266	138	75
Total increase (decrease)	328	(924)	(260)
Assets under management, end of period	$5,985	$5,657	$6,367	5.8%	(6.0%)
Percentage of institutional assets under management	19.0%	19.1%	21.8%
Average assets under management	$5,840	$6,492	$6,576	(10.0%)	(11.2%)

Total Institutional Accounts
Assets under management, beginning of period	$29,602	$30,431	$29,850
Inflows	1,158	953	383
Outflows	(646)	(2,174)	(884)
Net inflows (outflows)	512	(1,221)	(501)
Market appreciation (depreciation)	1,723	725	350
Distributions	(304)	(333)	(433)
Total increase (decrease)	1,931	(829)	(584)
Assets under management, end of period	$31,533	$29,602	$29,266	6.5%	7.7%
Average assets under management	$30,515	$30,246	$29,538	0.9%	3.3%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Nine Months Ended (1)
	September 30, 2019	September 30, 2018	% Change
Advisory
Assets under management, beginning of period	$12,065	$11,341
Inflows	1,580	1,242
Outflows	(1,104)	(366)
Net inflows (outflows)	476	876
Market appreciation (depreciation)	2,697	178
Transfers	5	32
Total increase (decrease)	3,178	1,086
Assets under management, end of period	$15,243	$12,427	22.7%
Percentage of institutional assets under management	48.3%	42.5%
Average assets under management	$13,896	$11,695	18.8%

Japan Subadvisory
Assets under management, beginning of period	$9,288	$12,672
Inflows	388	138
Outflows	(863)	(940)
Net inflows (outflows)	(475)	(802)
Market appreciation (depreciation)	2,490	201
Distributions	(998)	(1,599)
Total increase (decrease)	1,017	(2,200)
Assets under management, end of period	$10,305	$10,472	(1.6%)
Percentage of institutional assets under management	32.7%	35.8%
Average assets under management	$9,893	$10,943	(9.6%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,795	$6,883
Inflows	994	498
Outflows	(2,040)	(1,127)
Net inflows (outflows)	(1,046)	(629)
Market appreciation (depreciation)	1,236	113
Total increase (decrease)	190	(516)
Assets under management, end of period	$5,985	$6,367	(6.0%)
Percentage of institutional assets under management	19.0%	21.8%
Average assets under management	$6,186	$6,573	(5.9%)

Total Institutional Accounts
Assets under management, beginning of period	$27,148	$30,896
Inflows	2,962	1,878
Outflows	(4,007)	(2,433)
Net inflows (outflows)	(1,045)	(555)
Market appreciation (depreciation)	6,423	492
Distributions	(998)	(1,599)
Transfers	5	32
Total increase (decrease)	4,385	(1,630)
Assets under management, end of period	$31,533	$29,266	7.7%
Average assets under management	$29,975	$29,211	2.6%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended (1)			% Change From
	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
U.S. Real Estate
Assets under management, beginning of period	$28,841	$28,608	$27,425
Inflows	1,638	1,905	1,008
Outflows	(1,519)	(1,507)	(1,024)
Net inflows (outflows)	119	398	(16)
Market appreciation (depreciation)	2,436	807	383
Distributions	(413)	(993)	(575)
Transfers	(19)	21	(34)
Total increase (decrease)	2,123	233	(242)
Assets under management, end of period	$30,964	$28,841	$27,183	7.4%	13.9%
Percentage of total assets under management	43.7%	43.3%	42.9%
Average assets under management	$29,862	$28,778	$27,406	3.8%	9.0%

Preferred Securities
Assets under management, beginning of period	$15,735	$14,940	$14,228
Inflows	1,371	1,277	980
Outflows	(732)	(818)	(808)
Net inflows (outflows)	639	459	172
Market appreciation (depreciation)	510	481	138
Distributions	(154)	(145)	(142)
Transfers	19	—	34
Total increase (decrease)	1,014	795	202
Assets under management, end of period	$16,749	$15,735	$14,430	6.4%	16.1%
Percentage of total assets under management	23.6%	23.6%	22.8%
Average assets under management	$16,268	$15,293	$14,382	6.4%	13.1%

Global/International Real Estate
Assets under management, beginning of period	$12,196	$12,878	$11,853
Inflows	672	579	199
Outflows	(349)	(1,408)	(298)
Net inflows (outflows)	323	(829)	(99)
Market appreciation (depreciation)	638	206	94
Distributions	(16)	(59)	(25)
Total increase (decrease)	945	(682)	(30)
Assets under management, end of period	$13,141	$12,196	$11,823	7.7%	11.1%
Percentage of total assets under management	18.6%	18.3%	18.7%
Average assets under management	$12,633	$12,872	$11,867	(1.9%)	6.5%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended (1)			% Change From
	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Global Listed Infrastructure
Assets under management, beginning of period	$7,544	$7,387	$6,953
Inflows	212	160	93
Outflows	(92)	(200)	(77)
Net inflows (outflows)	120	(40)	16
Market appreciation (depreciation)	159	249	101
Distributions	(49)	(52)	(48)
Total increase (decrease)	230	157	69
Assets under management, end of period	$7,774	$7,544	$7,022	3.0%	10.7%
Percentage of total assets under management	11.0%	11.3%	11.1%
Average assets under management	$7,650	$7,412	$7,065	3.2%	8.3%

Other
Assets under management, beginning of period	$2,285	$2,315	$3,011
Inflows	61	34	103
Outflows	(132)	(80)	(252)
Net inflows (outflows)	(71)	(46)	(149)
Market appreciation (depreciation)	8	58	62
Distributions	(12)	(21)	(12)
Transfers	—	(21)	—
Total increase (decrease)	(75)	(30)	(99)
Assets under management, end of period	$2,210	$2,285	$2,912	(3.3%)	(24.1%)
Percentage of total assets under management	3.1%	3.4%	4.6%
Average assets under management	$2,230	$2,285	$2,986	(2.4%)	(25.3%)

Total
Assets under management, beginning of period	$66,601	$66,128	$63,470
Inflows	3,954	3,955	2,383
Outflows	(2,824)	(4,013)	(2,459)
Net inflows (outflows)	1,130	(58)	(76)
Market appreciation (depreciation)	3,751	1,801	778
Distributions	(644)	(1,270)	(802)
Total increase (decrease)	4,237	473	(100)
Assets under management, end of period	$70,838	$66,601	$63,370	6.4%	11.8%
Average assets under management	$68,643	$66,640	$63,706	3.0%	7.7%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended (1)
	September 30, 2019	September 30, 2018	% Change
U.S. Real Estate
Assets under management, beginning of period	$24,627	$29,241
Inflows	4,893	3,362
Outflows	(4,008)	(3,739)
Net inflows (outflows)	885	(377)
Market appreciation (depreciation)	7,335	497
Distributions	(1,885)	(1,985)
Transfers	2	(193)
Total increase (decrease)	6,337	(2,058)
Assets under management, end of period	$30,964	$27,183	13.9%
Percentage of total assets under management	43.7%	42.9%
Average assets under management	$28,586	$26,798	6.7%

Preferred Securities
Assets under management, beginning of period	$13,068	$14,435
Inflows	4,406	3,200
Outflows	(2,274)	(2,743)
Net inflows (outflows)	2,132	457
Market appreciation (depreciation)	1,966	(232)
Distributions	(436)	(423)
Transfers	19	193
Total increase (decrease)	3,681	(5)
Assets under management, end of period	$16,749	$14,430	16.1%
Percentage of total assets under management	23.6%	22.8%
Average assets under management	$15,232	$14,330	6.3%

Global/International Real Estate
Assets under management, beginning of period	$11,047	$11,194
Inflows	1,912	1,331
Outflows	(2,226)	(855)
Net inflows (outflows)	(314)	476
Market appreciation (depreciation)	2,502	294
Distributions	(94)	(141)
Conversion	—	—
Total increase (decrease)	2,094	629
Assets under management, end of period	$13,141	$11,823	11.1%
Percentage of total assets under management	18.6%	18.7%
Average assets under management	$12,532	$11,401	9.9%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Nine Months Ended (1)
	September 30, 2019	September 30, 2018	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$6,517	$6,982
Inflows	494	465
Outflows	(414)	(287)
Net inflows (outflows)	80	178
Market appreciation (depreciation)	1,326	10
Distributions	(149)	(148)
Total increase (decrease)	1,257	40
Assets under management, end of period	$7,774	$7,022	10.7%
Percentage of total assets under management	11.0%	11.1%
Average assets under management	$7,383	$6,956	6.1%

Other
Assets under management, beginning of period	$2,594	$3,638
Inflows	155	186
Outflows	(792)	(911)
Net inflows (outflows)	(637)	(725)
Market appreciation (depreciation)	319	45
Distributions	(45)	(46)
Transfers	(21)	—
Total increase (decrease)	(384)	(726)
Assets under management, end of period	$2,210	$2,912	(24.1%)
Percentage of total assets under management	3.1%	4.6%
Average assets under management	$2,310	$3,183	(27.4%)

Total
Assets under management, beginning of period	$57,853	$65,490
Inflows	11,860	8,544
Outflows	(9,714)	(8,535)
Net inflows (outflows)	2,146	9
Market appreciation (depreciation)	13,448	614
Distributions	(2,609)	(2,743)
Total increase (decrease)	12,985	(2,120)
Assets under management, end of period	$70,838	$63,370	11.8%
Average assets under management	$66,043	$62,668	5.4%
_________________________ (1) Prior period amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Non-GAAP Reconciliations
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company's results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

(in thousands, except per share data)	Three Months Ended
	September 30, 2019		June 30, 2019		September 30, 2018
Net income attributable to common stockholders, U.S. GAAP	$34,017		$31,333		$30,790
Seed investments (1)	(1,630)		(1,819)		(614)
Accelerated vesting of restricted stock units	387		470		—
Foreign currency exchange (gains) losses—net (2)	(1,310)		(267)		(217)
Tax adjustments (3)	(207)		(35)		313
Net income attributable to common stockholders, as adjusted	$31,257		$29,682		$30,272

Diluted weighted average shares outstanding	48,412		48,175		47,524
Diluted earnings per share, U.S. GAAP	$0.70		$0.65		$0.65
Seed investments (1)	(0.03)		(0.03)		(0.01)
Accelerated vesting of restricted stock units	0.01		0.01		—
Foreign currency exchange (gains) losses—net (2)	(0.03)		(0.01)		(0.01)
Tax adjustments	—	*	—	*	0.01
Diluted earnings per share, as adjusted	$0.65		$0.62		$0.64
_________________________

*    Amounts round to less than $0.01 per share.
(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents net foreign currency exchange gains associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(3)    Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	September 30, 2019		June 30, 2019		September 30, 2018
Tax effect of non-GAAP adjustments	$(200)		$(33)		$313
Delivery of restricted stock units	(7)		(2)		—
Total tax adjustments	$(207)		$(35)		$313

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

(in thousands, except percentages)	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
Revenue, U.S. GAAP	$104,965	$101,792	$98,331
Seed investments (1)	(99)	(40)	(180)
Revenue, as adjusted	$104,866	$101,752	$98,151

Expenses, U.S. GAAP	$64,832	$63,688	$59,108
Seed investments (1)	(306)	(297)	(373)
Accelerated vesting of restricted stock units	(387)	(470)	—
Expenses, as adjusted	$64,139	$62,921	$58,735

Operating income, U.S. GAAP	$40,133	$38,104	$39,223
Seed investments (1)	207	257	193
Accelerated vesting of restricted stock units	387	470	—
Operating income, as adjusted	$40,727	$38,831	$39,416

Operating margin, U.S. GAAP	38.2%	37.4%	39.9%
Operating margin, as adjusted	38.8%	38.2%	40.2%
_________________________ (1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

(in thousands)	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
Non-operating income (loss), U.S. GAAP	$6,617	$4,536	$1,047
Seed investments (1)	(4,218)	(3,392)	252
Foreign currency exchange (gains) losses—net (2)	(1,310)	(267)	(217)
Non-operating income (loss), as adjusted	$1,089	$877	$1,082
_________________________

(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents net foreign currency exchange gains associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.